Subsequent Events	12 Months Ended
Mar. 31, 2023
Subsequent Events [Abstract]
Subsequent Events

15. Subsequent Events

On April 12, 2023, the Company, through ZYAL, closed an acquisition of 100% equity interest in TOP 500 SEC PTY LTD (“Top 500”) from the sole shareholder of Top 500 (the “Seller”). The Seller is a company controlled by Junli Yang, the Chairwoman of the Board of Directors of the Company. The cash consideration was agreed at $700,000. In August 2022, ZYAL paid $200,000 upon signing of the share purchase agreement and recorded the investment as “deposit of long-term investment”. The remaining $500,000 was paid upon closing of the acquisition.

Top 500 is a brokerage firm in Australia that owns an Australian Financial Services License (AFSL: 328866). Top 500 provides financial services in Australia that includes arranging or providing financial advice on financial products such as derivatives, foreign exchange contracts, stock and bond issuance etc.